Exhibit 1

                            AGREEMENT OF JOINT FILING

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, no par value, of Novoste Corporation, a Florida corporation.

Dated:  January 6, 2006


                                WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                By:  Wynnefield Capital Management, LLC,
                                     General Partner

                                By:  /s/ Nelson Obus
                                     -------------------------------------
                                     Nelson Obus, Co-Managing Member


                                WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                By:  Wynnefield Capital Management, LLC,
                                     General Partner

                                By:  /s/ Nelson Obus
                                     -------------------------------------
                                     Nelson Obus, Co-Managing Member


                                WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                By:  Wynnefield Capital, Inc.


                                By:  /s/ Nelson Obus
                                     -------------------------------------
                                     Nelson Obus, President


                                WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                By:  /s/ Nelson Obus
                                     -------------------------------------
                                     Nelson Obus, Co-Managing Member


                                WYNNEFIELD CAPITAL, INC.

                                By:  /s/ Nelson Obus
                                     -------------------------------------
                                     Nelson Obus, President